NEW AGE ALPHA FUNDS TRUST

Supplement

dated April 30, 2025

to

the Statement of Additional Information (“SAI”)

dated January 28, 2025

Effective April 30, 2025, the first bullet under the heading “Portfolio Holdings Disclosure Policy” on page 44 of the SAI is deleted and replaced with the following:

•	Following the end of each calendar quarter, the Funds will publicly disclose information regarding Portfolio Securities as of such quarter-end posted on the Funds’ website or in advertising material that is posted on the Funds’ website. This information will generally be available within 60 days from the end of the calendar quarter and will remain available until the next quarterly Portfolio Securities report is posted.

You should read this Supplement in conjunction with the Prospectus and SAI dated January 28, 2025, each as may be amended from time to time, which provides information that you should know about the Funds. These documents are available upon request and without charge by calling the Funds at (833) 840-3937 or the Funds’ website at www.naafunds.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE